UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2018

G-III APPAREL GROUP, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-18183	41-1590959
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

512 Seventh Avenue
New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 403-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

G-III Apparel Group, Ltd. (“G-III” or the “Company”) held its Annual Meeting of Stockholders (the “2018 Annual Meeting”) on June 14, 2018. A total of 45,973,471 shares were represented in person or by proxy at the 2018 Annual Meeting and the Company’s stockholders took the following actions:

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the eleven nominees for director to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Morris Goldfarb	42,988,156	1,289,481	1,695,834
Sammy Aaron	41,127,994	3,149,643	1,695,834
Thomas J. Brosig	40,904,857	3,372,780	1,695,834
Alan Feller	42,491,169	1,786,468	1,695,834
Jeffrey Goldfarb	41,139,070	3,138,567	1,695,834
Jeanette Nostra	39,714,112	4,563,525	1,695,834
Laura Pomerantz	32,736,132	11,541,505	1,695,834
Allen Sirkin	32,842,210	11,435,427	1,695,834
Willem van Bokhorst	30,874,041	13,403,596	1,695,834
Cheryl Vitali	43,986,086	291,551	1,695,834
Richard White	30,871,957	13,405,680	1,695,834

Proposal No. 2: Advisory Vote on Compensation of the Company’s Named Executive Officers

The Company’s stockholders cast an advisory (non-binding) vote on the compensation of the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,384,179	27,820,827	72,631	1,695,834

G-III values the opinions of its stockholders and will continue to solicit their views on its executive compensation program. The Board and the Compensation Committee of the Board will consider the results of this advisory vote and its continuing stockholder outreach in making future decisions on named executive officer compensation.

Proposal No. 3: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019 based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,751,832	1,164,379	57,260	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G-III APPAREL GROUP, LTD.

Date: June 14, 2018

	By:	/s/ Neal S. Nackman
	Name:	Neal S. Nackman
	Title:	Chief Financial Officer